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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ADESTO TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 30, 2019

To Our Stockholders,

        You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Adesto Technologies Corporation. The meeting will be held at our headquarters at 3600 Peterson Way, Santa Clara, California on Tuesday, June 4, 2019 at 9:00 a.m. (Pacific Time).

        The matters to be acted upon are described in the accompanying notice of annual meeting and proxy statement.

        Please use this opportunity to take part in our company's affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote on the Internet or by telephone or sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

        We hope to see you at the meeting.

Sincerely,
/s/ NARBEH DERHACOBIAN Narbeh Derhacobian President and Chief Executive Officer

ADESTO TECHNOLOGIES CORPORATION
3600 Peterson Way
Santa Clara, CA 95054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Adesto Technologies Corporation will be held on Tuesday, June 4, 2019, at 9:00 a.m. (Pacific Time) at our headquarters at 3600 Peterson Way, Santa Clara, California.

        We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

          1.     To elect one Class I director of Adesto Technologies Corporation to serve until the third annual meeting of stockholders following this meeting and until his successor has been elected and qualified or until his earlier resignation or removal.

          2.     To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

        In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 26, 2019 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our headquarters for examination by any stockholder for any purpose relating to the meeting.

        Your vote as an Adesto Technologies Corporation stockholder is very important. Each share of stock that you own represents one vote. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare, through their website at www.computershare.com or by phone at (877) 373-6374.

By Order of the Board of Directors,
Ron Shelton Chief Financial Officer

Santa Clara, California
April 30, 2019

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the Internet or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled "General Information About the Meeting" beginning on page 1 of the proxy statement and your proxy card.

ADESTO TECHNOLOGIES CORPORATION
PROXY STATEMENT FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

ADESTO TECHNOLOGIES CORPORATION
3600 Peterson Way
Santa Clara, CA 95054

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
April 30, 2019

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

        The accompanying proxy is solicited on behalf of the board of directors of Adesto Technologies Corporation ("we," "us," "our," "Adesto," or the "Company") for use at Adesto's 2019 Annual Meeting of Stockholders (the "meeting") to be held at Adesto's headquarters located at 3600 Peterson Way, Santa Clara, California on Tuesday, June 4, 2019, at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. This proxy statement and the enclosed proxy card are first being mailed on or about April 30, 2019, to stockholders entitled to vote at the meeting

General Information About the Meeting

Purpose of the Meeting

        At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

        Only holders of record of common stock at the close of business on April 26, 2019, the record date, will be entitled to vote at the meeting. At the close of business on April 26, 2019, we had 29,720,036 shares of common stock outstanding and entitled to vote.

        The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

        Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 26, 2019, the record date. You may vote all shares owned by you as of April 26, 2019, including shares held directly in your name as the stockholder of record, and shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

        Stockholder of Record: Shares Registered in Your Name.    If on April 26, 2019, your shares were registered directly in your name with our transfer agent, Computershare, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, through the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

        Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.    If on April 26, 2019, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

        The director will be elected by a plurality of the votes cast, which means that the individual nominated for election to our Board of Directors at the meeting receiving the highest number of "FOR" votes will be elected. You may either vote "FOR" the nominee, "WITHHOLD" your vote for the nominee or if there is more than one nominee, "FOR" any of the nominees except for any of the nominees that you specify. Approval of Proposal No. 2 will be obtained if the number of votes cast "FOR" such proposal at the meeting exceeds the number of votes "AGAINST" such proposal. Abstentions (shares present at the meeting and voted "abstain") are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on Proposal No. 1. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on each of the Proposals Scheduled to be Voted on at the Meeting

        The board of directors recommends that you vote FOR the Class I director named in this proxy statement (Proposal No. 1) and FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 2).

Voting Instructions; Voting of Proxies

        If you are a stockholder of record, you may:

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  vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;

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  vote via telephone or via the Internet—in order to do so, please follow the instructions shown on your proxy card; or

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  vote by mail—simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

        Votes submitted by telephone or through the Internet must be received by 11:59 p.m., Pacific Time, on June 3, 2019. Submitting your proxy (whether by telephone, through the Internet or by mail) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote "FOR" the nominee to the board of directors, you may withhold your vote from the nominee or, if there is more than one nominee, "FOR" any of the nominees except for any of the nominees that you specify. For Proposal No. 2, you may vote "FOR", "AGAINST" or "ABSTAIN" from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

        All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our board or directors stated above.

        If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute "broker non-votes" (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone. If you are voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

        The expenses of soliciting proxies will be paid by Adesto. Following the original mailing of the soliciting materials, Adesto and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Following the original mailing of the soliciting materials, Adesto will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Adesto, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

        A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:

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  delivering to the Corporate Secretary of Adesto (by any means, including facsimile) a written notice stating that the proxy is revoked;

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  signing and delivering a proxy bearing a later date;

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  voting again by telephone or through the Internet; or

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  attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

        Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Voting Results

        Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission ("SEC") in a current report on Form 8-K within four business days of the meeting.

Implications of Being an "Emerging Growth Company"

        We are an "emerging growth company" as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company's executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

        Adesto is strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

        Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at http://ir.adestotech.com, by clicking on "Governance Guidelines," under "Corporate Governance."

Board Leadership Structure

        Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its chairman in any way that it considers in the best interests of our company, and that the nominating and corporate governance committee shall periodically consider the leadership structure of our board of directors and make such recommendations related thereto to the board of directors with respect thereto as the nominating and corporate governance committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairman and chief executive officer are held by the same person, the independent directors shall designate a "lead independent director." The responsibilities of the chairman or the lead independent director include: scheduling and setting the agenda for each meeting of our board directors; presiding at executive sessions; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and facilitating communication between the independent directors and management.

        Currently, the roles of chief executive officer and chairman are separate. Nelson Chan, one of our independent directors, was appointed as Chairman of the Board of Directors in June 2017. Our board of directors believes that having an independent director serve as the Chairman of the Board is the appropriate leadership structure for our company at this time because it allows our President and Chief Executive Officer, Narbeh Derhacobian, to focus on executing our company's strategic plan and managing our company's operations and performance, while allowing the Chairman of the Board to focus on the effectiveness of the Board and independent oversight of our senior management team. Our Chairman of the Board and other independent directors bring experience, oversight and expertise from outside of our company, while our President and Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that this governance structure provides strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders. Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of the board of directors and sound corporate governance policies and practices.

Our Board of Directors' Role in Risk Oversight

        Our board of directors, as a whole, has responsibility for risk oversight, although the committees of our board of directors oversee and review risk areas which are particularly relevant to them. In its risk oversight role, the board of directors has the responsibility to assess that the risk management processes designed and implemented by management are adequate and functioning as designed. These areas of focus include, but are not limited to, operational, financial, legal, economics and competitive risks.

        The committees of the board of directors assist our board in fulfilling its oversight role in certain areas of risk management. The audit committee oversees our financial and reporting processes and the audit of the financial statements of our company and provides assistance to the board of directors with respect to the oversight and integrity of our financial statements, our compliance with legal and regulatory matters, the independent auditor's qualification and independence, and the performance of our independent auditor. The nominating and corporate governance committee oversees governance-related risks, such as compliance with director independence and conflicts of interests requirements. The compensation committee considers the risks that our compensation policies and practices may have in attracting, retaining, and motivating employees.

Independence of Directors

        Our board of directors determines the independence of our directors by applying the independence principles and standards established by The Nasdaq Stock Market ("Nasdaq"). These provide that a director is independent only if the board of directors affirmatively determines that the director does not have a relationship with the company which, in the opinion of the board of directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. They also specify various relationships that preclude a determination of director independence. Material relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.

        Applying these standards, the board of directors annually reviews the independence of the company's directors, taking into account all relevant facts and circumstances. In its most recent review, the board of directors considered, among other things, the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

        Based upon this review, our board of directors has determined that the following director nominee and members of our board of directors are currently independent as determined under Nasdaq rules:

Nelson Chan	Francis Lee
Keith Crandell	Kevin Palatnik

        All members of our audit committee, compensation committee, and nominating and corporate governance committee must be independent directors as defined by our Corporate Governance Guidelines. Members of the audit committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Adesto or any of its subsidiaries other than their directors' compensation. Our board of directors has determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and all members of our audit committee satisfy the relevant additional SEC independence requirements for the members of such committee.

Committees of Our Board of Directors

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, California 95054, Attn: Corporate Secretary or by clicking on "Corporate Governance" in the investor relations section of our website, http://ir.adestotech.com. Members serve on these committees until their resignations or until otherwise determined by our board of directors.

  Audit Committee

        Our audit committee is comprised of Mr. Palatnik, who is the chair of the audit committee, Mr. Chan and Mr. Lee. The composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate as required by current Nasdaq listing standards. In addition, our board of directors has determined that Mr. Palatnik is an "audit committee financial expert" within the meaning of Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). Our audit committee, among other things:

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  selects a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

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  helps to ensure the independence and performance of the independent registered public accounting firm;

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  discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent registered public accounting firm, our interim and year-end consolidated financial statements;

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  reviews our policies on risk assessment and risk management;

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  obtains and reviews a report by the independent registered public accounting firm, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues;

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  approves (or, as permitted, pre-approves) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm;

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  reviews related party transactions and proposed waivers of our code of conduct; and

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  establishes procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.

  Compensation Committee

        Our compensation committee is comprised of Mr. Chan, who is the chair of the compensation committee, and Mr. Crandell and Mr. Palatnik. The composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code (the "Code"). The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee, among other things:

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  reviews, approves and determines, or makes recommendations to our board of directors regarding, the compensation of our executive officers;

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  administers our stock and equity incentive plans;

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  reviews and approves and makes recommendations to our board of directors regarding incentive compensation and equity plans; and

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  establishes and reviews general policies relating to compensation and benefits of our employees.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is comprised of Mr. Lee, who is the chair of the nominating and corporate governance committee, and Mr. Chan and Mr. Crandell. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee, among other things:

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  identifies, evaluates and selects, or makes recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

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  evaluates the performance of our board of directors and of individual directors;

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  considers and makes recommendations to our board of directors regarding the composition of our board of directors and its committees;

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  reviews developments in corporate governance practices;

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  evaluates the adequacy of our corporate governance practices and reporting; and

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  develops and makes recommendations to our board of directors regarding corporate governance guidelines and matters.

Compensation Committee Interlocks and Insider Participation

        The members of the compensation committee during 2018 were Mr. Chan, Mr. Crandell and Mr. Palatnik. None of the members of our compensation committee in 2018 were at any time during 2018 or at any other time an officer or employee of Adesto or any of its subsidiaries, and none had or have any relationships with Adesto that are required to be disclosed under Item 404 of Regulation S-K. None of our current executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during the year ended December 31, 2018.

Board and Committee Meetings and Attendance

        The board of directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The board of directors meets periodically during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring board of directors approval. The board of directors held seven meetings during 2018, the audit committee held four meetings, the compensation committee held five meetings, and the nominating and corporate governance committee did not hold a meeting. During 2018, all of our directors attended at least 75% of the aggregate of all meetings of the board of directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during 2018.

Board Attendance at Annual Stockholders' Meeting

        We invite and encourage each member of our board of directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of annual meetings by the members of our board of directors. At our 2018 annual meeting of stockholders, we had three directors in attendance.

Communication with Directors

        Stockholders and interested parties who wish to communicate with our board of directors may do so by letters addressed to the attention of our Corporate Secretary.

        All communications are reviewed by the Corporate Secretary and provided to the members of the board of directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the board of directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our board of directors.

        The address for these communications is:

Corporate Secretary
Adesto Technologies Corporation
3600 Peterson Way, Santa Clara, CA 95054

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our board members, officers and employees. Our Code of Business Conduct and Ethics is posted on the investor relations section of our website located at http://ir.adestotech.com, by clicking on "Corporate Governance." Any amendments or waivers of our Code of Business Conduct and Ethics pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.

NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

        Candidates for nomination to our board of directors are selected by the board based on the recommendation of the nominating and corporate governance committee in accordance with the committee's charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by the board regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

        Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under "Stockholder Proposals to Be Presented at Next Annual Meeting."

Director Qualifications

        With the goal of developing a diverse, experienced and highly-qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to the board the desired qualifications, expertise and characteristics of members of our board, including the specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board and any specific qualities or skills that the committee believes are necessary for one or more of the members of the board to possess.

        Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the board of directors from time to time, our board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the board nor the nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate's independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the board in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the board's overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board at this time.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our board of directors currently consists of five directors and is divided into three classes with each class serving for three years, and with the terms of office of the respective classes expiring in successive years. The Class I director will stand for election at this meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2020 and 2021, respectively. At the recommendation of our nominating and corporate governance committee, our board proposes that the Class I nominee named below, who is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2022 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal.

        Shares represented by proxies will be voted "FOR" the election of the nominee named below, unless the proxy is marked to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominees and Continuing Directors

  Nominees to the Board of Directors

        The nominee, his age and length of board service as of June 4, 2019, are provided in the table below. An additional biographical description of the nominee is set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of the nominee that led to the conclusion that the director should serve as a member of our board of directors at this time.

Name of Director/Nominee	Age	Director Since
Keith Crandell(1)(2)	58	February 2007

(1)
Compensation committee member

(2)
Nominating and corporate governance committee member

        Keith Crandell has been a director of our company since 2007. Since 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies. He is a director of several private companies as well as Twist Bioscience Corporation and Quanterix, Inc. He also serves as a director of the Illinois Venture Capital Association. Mr. Crandell holds a B.S. degree in chemistry and mathematics from St. Lawrence University, an M.S degree in chemistry from the University of Texas at Arlington and an M.B.A. from the University of Chicago. Our board of directors believes that Mr. Crandell's extensive knowledge of the semiconductor industry and his financial and investment expertise qualify him to serve on our board.

  Continuing Directors

        The directors who are serving for terms that end following the meeting, and their ages, occupations and length of board service as of January 31, 2019, are provided in the table below. Biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our board of directors at this time.

Name of Director	Age	Director Since
Class II Directors—
Terms Expiring 2020:
Francis Lee(1)(3)	66	July 2015
Kevin Palatnik(1)(2)	61	August 2015
Class III Directors—
Terms Expiring 2021:
Nelson Chan(1)(2)(3)(4)	57	September 2010
Narbeh Derhacobian	56	January 2006

(1)
Audit committee member

(2)
Compensation committee member

(3)
Nominating and corporate governance committee member

(4)
Chairman of the board of directors

        Francis Lee has been a director of our company since July 2015. Mr. Lee has served as the Chairman of the Board of Directors of Synaptics Incorporated, a semiconductor company, since 2008 and a director of that company since 1998. Mr. Lee served as Chief Executive Officer of Synaptics from 1998 until 2009 and as President of Synaptics from 1998 to 2008. Mr. Lee was a consultant during 1998. From 1995 until 1998, he served as General Manager of NSM, a Hong Kong-based joint venture between National Semiconductor Corporation and S. Megga. Mr. Lee held a variety of executive positions for National Semiconductor from 1988 until 1995. These positions included Vice President of

Communication and Computing Group, Vice President of Quality and Reliability, Director of Standard Logic Business Unit, and various other operations and engineering management positions. Mr. Lee holds a B.S. degree in electrical engineering from the University of California, Davis. Our board believes that Mr. Lee's extensive knowledge of the semiconductor industry and his extensive business experience qualify him to serve on our board.

        Kevin Palatnik has been a director of our company since August 2015. Since February 2016, Mr. Palatnik has served as the Chief Financial Officer of Coherent, Inc., a supplier of laser systems and components. He served as the Chief Financial Officer of Audience, Inc., a provider of voice and audio solutions, from 2011 until July 2015 when it was acquired by Knowles Corporation. From 1994 to 1999 and 2001 to 2010, he held various positions at Cadence Design Systems, Inc., an electronic design automation software company, including Corporate Controller and most recently Senior Vice President and Chief Financial Officer. Mr. Palatnik also spent 14 years at IBM where he held various engineering and executive financial positions. Mr. Palatnik holds a B.S. degree in industrial engineering and operations research, as well as an M.B.A. from Syracuse University. Our board of directors believes that Mr. Palatnik's extensive business and financial experience over the past two decades qualify him to serve on our board.

        Nelson Chan has been a director of our company since 2010 and has served as our lead independent director since September 2015 and Chairman of the Board of Directors since June 2017. From 2006 until 2008, Mr. Chan served as Chief Executive Officer of Magellan Navigation, Inc., a leader in the consumer, survey, GIS and OEM GPS navigation and positioning markets. From 1992 through 2006, Mr. Chan held various senior management positions at SanDisk Corporation, a leader in flash memory cards, including most recently as Executive Vice President and General Manager, Consumer Business. From 1983 to 1992, Mr. Chan held marketing and engineering positions at Chip and Technologies, Signetics, and Delco Electronics. Mr. Chan is Chairman of the board of Synaptics bIncorporated, a developer of custom-designed human interface solutions. Mr. Chan is also a director and a member of the Audit Committee of Deckers Outdoor Corporation and a director and Chair of the Compensation Committee of Socket Mobile. Mr. Chan previously served as a director of Affymetrix, a genetic analysis company from 2010 until it was acquired in 2016 by Thermo Fisher. He also served as a director of Outerwall from 2011 until it was acquired in September 2016 by Apollo Global Management, a private equity firm. Mr. Chan also currently serves as a member of the board of several privately-held companies. Mr. Chan holds a B.S. degree in electrical and computer engineering from the University of California at Santa Barbara and a M.B.A. from Santa Clara University. Our board believes that Mr. Chan's experience as the Chief Executive Officer of Magellan, his senior management positions with other leading companies, and his service as a director of multiple public and private companies provide the requisite qualifications, skills, perspectives, and experiences that qualify him to serve on our board.

        Narbeh Derhacobian co-founded our company in 2006, and has served as our President and Chief Executive Officer and as a member of our board of directors since that time. During the twelve years prior to founding our company, he served in technical and managerial roles sequentially at Silicon Storage Technology, Inc., a flash memory company, Advanced Micro Devices, Inc., a semiconductor company, Virage Logic Corporation, a semiconductor company, and Cswitch Corporation, a semiconductor company. Mr. Derhacobian has a B.S. degree and M.S. degree in physics and a Ph.D. in solid state physics from the University of California, Los Angeles and an M.B.A. from San Jose State University. Our board believes that Mr. Derhacobian is qualified to serve as a member of our board because of the perspective and experience he brings as our President and Chief Executive Officer and his management and leadership experience.

        There are no familial relationships among members of our board of directors and our executive officers.

Director Compensation

        During 2018 our non-employee directors were compensated in the following manner under our existing director compensation program.

        Annual and Meeting Fees.    During 2018, our non-employee directors received the following cash compensation for their service on the board of directors and its committees:

  •
  $35,000 annual cash retainer;

  •
  $19,000 for the chair of our audit committee and $8,000 for each of its other members;

  •
  $19,000 for the chair of our compensation committee and $8,000 for each of its other members; and

  •
  $6,000 for the chair of our nominating and corporate governance committee and $3,000 for each of its other members.

        In addition, our Chairman of the Board receives an additional $30,000 annual fee for serving in that capacity. We pay this fee, the annual retainer fee and any additional fees to each director in equal quarterly installments in arrears.

        Equity Awards.    Our current non-employee director equity compensation policy provides that each newly-elected or appointed non-employee director will be granted stock option having a fair market value on the grant date equal to approximately $100,000 and, immediately following each annual meeting of our stockholders, each non-employee director will automatically be granted additional restricted stock units ("RSUs") having a fair market value on the date of grant equal to approximately $60,000 if the non-employee director has served continuously as a member of our board of directors for at least six months. Each initial stock option award will have a ten-year term and will vest monthly over four years. Each RSU award will fully vest on the one-year anniversary of the grant date. Vesting of the stock options and RSUs is subject to the director's continuous service on our board. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards. Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including travel, meal and other expenses incurred to attend meetings solely among the non-employee directors.The following table provides information for the year ended December 31, 2018 regarding all compensation awarded to, earned by or paid to each person who served as a member of the board in 2018. Mr. Derhacobian, our President and Chief Executive Officer, did not receive separate compensation for his director service during 2017.

Director Compensation—2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Nelson Chan	$84,000	$30,000	$—	$—	$114,000
Keith Crandell	46,000	30,000	—	—	76,000
Francis Lee	49,000	30,000	—	—	79,000
Kevin Palatnik	62,000	30,000	—	—	92,000

(1)
Amounts shown in this column reflect the aggregate full grant date fair value calculated in accordance with ASC 718 for RSU and/or stock option awards. The grant date fair value was determined using the closing price of our common stock on the date of grant, without regard to forfeiture. The amount reported in the Stock Awards and the Option Awards columns reflect the accounting cost for these stock-based awards, and do not correspond to the actual economic value that may be received by the directors from the awards. For information regarding the number of stock options and restricted stock units held by each director as of December 31, 2018, see the table below.

        Each person who served as a member of our board of directors during 2018 held the following aggregate number of shares of our common stock subject to outstanding stock options and restricted stock units as of December 31, 2018. For the holdings of Mr. Derhacobian, our President and Chief Executive Officer, please refer to "Executive Compensation—2018 Outstanding Equity Awards at Fiscal Year-End Table," below.

Name	Number of Shares Underlying Stock Options Held as of December 31, 2018	Number of Shares Underlying Restricted Stock Units Held as of December 31, 2018
Nelson Chan	24,735	3,243
Keith Crandell	—	3,243
Francis Lee	3,030	3,243
Kevin Palatnik	3,030	3,243

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH
OF THE TWO NOMINATED DIRECTORS.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our audit committee has selected BPM LLP as Adesto's principal independent registered public accounting firm to perform the audit of Adesto's consolidated financial statements for the year ending December 31, 2019. As a matter of good corporate governance, our audit committee has decided to submit its selection of principal independent registered public accounting firm to stockholders for ratification. In the event that BPM LLP is not ratified by our stockholders, the audit committee will review its future selection of BPM LLP as Adesto's principal independent registered public accounting firm.

        BPM LLP has audited Adesto's consolidated financial statements since 2015. Representatives of BPM LLP are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

  Principal Accountant Fees and Services

        We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with SEC rules and regulations, BPM LLP periodically rotates the individuals who are responsible for Adesto's audit.

        The aggregate fees for fiscal years 2018 and 2017 for each of the following categories of services are as follows:

Fees Billed to Adesto	Fiscal Year 2018	Fiscal Year 2017
Audit fees(1)	$523,283	$464,799
Audit related fees(2)	42,963	—
Tax fees(3)	—	—
All other fees	—	—

Total fees	$566,246	$464,799

(1)
"Audit fees" include fees for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly reviews. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)
"Audit related fees" include fees for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including audits in connection with acquisitions.

(3)
"Tax fees" include fees for tax advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Our audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis.

        All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2019 by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        Percentage ownership of our common stock is based on 29,648,587 shares of our common stock outstanding on March 31, 2019. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options or restricted stock units that are currently exercisable or exercisable or will settle within 60 days of March 31, 2019 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address of each of the individuals and entities named below that owns 5% or more of our common stock is c/o Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, CA 95054.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Owned
Directors and Named Executive Officers
Narbeh Derhacobian	628,572	(1)	2.12%
Ron Shelton	293,051	(2)	*
Tom Spade	111,436	(3)	*
Nelson Chan	59,242	(4)	*
Keith Crandell	2,291,002	(5)	7.73
Francis Lee	19,973	(6)	*
Kevin Palatnik	19,973	(6)	*
All executive officers and directors as a group (15 persons)	3,665,346	(14)	12.36%
Greater than 5% Beneficial Owners
ARCH Venture Fund VI, L.P.	2,276,511	(7)	7.68%
AWM Investment Company, Inc.	2,778,968	(8)	9.37%
BlackRock, Inc.	2,355,936	(9)	7.95%
Gilder, Gagnon, Howe & Co. LLC	1,590,140	(10)	5.36%
Nokomis Capital, L.L.C.	2,926,790	(11)	9.87%
Wellington Management Group LLP	1,680,600	(12)	5.67%
Wellington Trust Company, NA	1,680,600	(13)	5.67%

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
Includes 94,051 shares subject to options.

(2)
Includes 118,238 shares subject to options.

(3)
Includes 72,562 shares subject to options.

(4)
Includes 24,735 shares subject to options.

(5)
Includes 2,276,511 shares held by ARCH Venture Fund VI, L.P. as noted in footnote 10. Keith L. Crandell, one of our directors, is a managing director of ARCH Venture Partners VI, LLC, the sole general partner of ARCH Venture Partners VI, L.P., the sole general partner of ARCH Venture Fund VI, L.P., and may be deemed to share voting and investment power over the shares held by ARCH Venture Fund VI, L.P.

(6)
Includes 3,030 shares subject to options.

(7)
Represents 2,276,511 shares held by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, L.P. is the sole general partner of ARCH Venture Fund VI, L.P., and may be deemed to beneficially own certain of the shares held of record by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, L.P. disclaims beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which ARCH Venture Partners VI, L.P. does not have an actual pecuniary interest. ARCH Ventures Partners VI, LLC, as the sole general partner of ARCH Venture Partners VI, L.P., may be deemed to beneficially own certain of the shares held of record by ARCH Venture Fund VI, L.P. ARCH Venture Partners VI, LLC disclaims beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which ARCH Venture Partners VI, LLC does not have an actual pecuniary interest. Clinton W. Bybee, Keith L. Crandell and Robert T. Nelsen are the managing directors of ARCH Venture Partners VI, LLC and may be deemed to share voting and investment power over the shares held by ARCH Venture Fund VI, L.P. The managing directors disclaim beneficial ownership of all shares held of record by ARCH Venture Fund VI, L.P. in which they do not have an actual pecuniary interest. Mr. Crandell is a member of our board of directors. The address for ARCH Venture Fund VI, L.P. is 8755 W. Higgins Road, Suite 1025, Chicago, Illinois 60631.

(8)
Based solely on a Schedule 13G filing by AWM Investment Company on February 13, 2018 reflecting ownership as of December 31, 2018. The address for AWM Investment Company is c/o Special Situation Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(9)
Based solely on a Schedule 13G filing by BlackRock, Inc. on February 11, 2019 reflecting ownership as of December 31, 2018. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(10)
Based solely on a Schedule 13G/A filing by Gilder, Gagnon, Howe & Co. LLC on February 15, 2018 reflecting ownership as of December 31, 2018. The address is for Gilder, Gagnon, Howe & Co. LLC is 475 10th Avenue, New York, NY 10018.

(11)
Based solely on a Schedule 13G filing by Nokomis Capital, L.L.C. and Brett Hendrickson on February 13, 2019 reflecting ownership as of December 31, 2018. Nokomis Capital, L.L.C. purchased the shares represented in the above table through the accounts of certain private funds for which Nokomis Capital, L.L.C. serves as the investment adviser. Mr. Hendrickson is the principal of Nokomis Capital, L.L.C. The address for Nakomis Capital, L.L.C. is 2305 Cedar Springs Road, Suite 420, Dallas, TX 75201.

(12)
Based solely on a Schedule 13G filing by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP on February 12, 2019 reflecting ownership as of December 31, 2018. The securities represented in the table above are owned of record by clients of one or more investment advisers that are directly or indirectly owned by Wellington Management Group LLP. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities, except (a) Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Micro Cap Equity Portfolio and Wellington Trust Company, NA. The address for Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

(13)
Based solely on a Schedule 13G filing by Wellington Trust Company, NA on February 12, 2019 reflecting ownership as of December 31, 2018. The securities as to which this Schedule is filed by Wellington Trust Company, NA, in its capacity as investment adviser, are owned of record by clients of Wellington Trust Company, NA. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities, except Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Micro Cap Equity Portfolio. The address for Wellington Trust Company, NA is 280 Congress Street, Boston, MA 02210.

(14)
Includes 461,113 shares subject to options and 3,192 shares subject to restricted stock units.

OUR MANAGEMENT

        The following table provides information regarding our executive officers as of January 31, 2019.

Name	Age	Position
Narbeh Derhacobian	56	President, Chief Executive Officer and Director
Ron Shelton	57	Chief Financial Officer
Gideon Intrater	58	Chief Technology Officer
Raphael Mehrbians	59	Vice President, Marketing
Tom Spade	52	Vice President, Worldwide Sales
Andrew Lovit	58	Vice President, Worldwide Sales, Embedded Systems
Christopher Jodin	53	Vice President and General Manager, Embedded Systems
Dermot Barry	54	Vice President and General Manager, ASIC and IP Division
Seyed Attaran	48	Vice President, Worldwide Operations
Sohrab Modi	58	Chief Strategy Officer
David Aaron	52	Vice President, General Counsel and Secretary

        Our board of directors chooses executive officers, who then serve at the board's discretion. There is no family relationship between any of the directors or executive officers and any other director or executive officer of Adesto.

        Narbeh Derhacobian co-founded our company in January 2006, and has served as our President and Chief Executive Officer and as a member of our board of directors since that date. For biographical information regarding Mr. Derhacobian, please refer to Proposal No. 1, "Election of Directors—Continuing Director," above.

        Ron Shelton has served as our Chief Financial Officer since 2011. Prior to joining our company, he served as Senior Vice President and Chief Financial Officer of GigOptix Inc., a fabless semiconductor company, from 2009 to 2011. During the thirteen years prior to joining GigOptix, Inc., Mr. Shelton served as Chief Financial Officer sequentially at Cirrus Logic, Inc, a fabless semiconductor company, Lara Technology Inc., a network technologies company, Alliance Semiconductor Corporation, a semiconductor company, Alien Technology LLC, an RFID company, and IML, Inc., a semiconductor company. Mr. Shelton has a B.A. in economics from Stanford University.

        Gideon Intrater has served as our Chief Technology Officer since September 2015. Prior to joining our company, he served as an advisor to a number of companies including Adesto from 2013 to September 2015. From 1998 to 2008 and 2010 to 2013, he served in a variety of capacities at MIPS Technologies, Inc., a semiconductor IP company including most recently as Vice President of Marketing from 2011 to 2013. Prior to rejoining MIPS in 2010, Mr. Intrater was Vice President of Architecture at Symwave Inc., a supplier of analog/mixed signal semiconductor solutions for consumer devices from 2008 to 2010. From 1987 to 1998, Mr. Intrater held positions of increasing responsibility at National Semiconductor Corporation, including Director of the Core Technology Unit. Mr. Intrater has a BSEE degree and a MSEE degree in electrical engineering from the Technion, Israel Institute of Technology, and an M.B.A. from San Jose State University.

        Raphael Mehrbians has served as our Vice President of Marketing since February 2017. Prior to that, Mr. Mehrbians served as our General Manager of Communications Products from October 2015 to February 2017. Prior to joining our company, he served as an independent business development and executive management consultant to a variety of companies including Adesto from July 2015 to April 2016 and Vice President of Marketing and Sales at Saankhya Labs Inc., a fabless semiconductor company, from 2012 to September 2014. Over his more than 25 years of experience, he has also held leadership roles at Lexar Media, Cirrus Logic, Inc. and National Semiconductor Corporation and Genesis Microchip, where he was Sr. Vice President of Product Marketing. Mr. Mehrbians has a B.S. degree and M.S. degree in electrical engineering from University of Michigan, Ann Arbor.

        Tom Spade has served as our Vice President of Worldwide Sales since December 2014. Prior to joining our company, he served as Vice President of Worldwide Sales at Audience, Inc., a semiconductor company, from 2010 to August 2014, and at Boston-Power, Inc., a battery systems company, from 2009 to 2010. Prior to that, he served as Vice President of Worldwide Sales at Validity, Inc., a sensor technology company, from 2007 to 2009. Mr. Spade served as Vice President of Worldwide Sales at Synaptics, a mobile interface solutions company, from 1998 to 2007. Prior to that, he served as the Director of Sales at Alliance Semiconductor from 1993 until 1998. Mr. Spade has a B.A. degree in economics and management from Albion College.

        Andrew Lovit has served as our Vice President of Worldwide Sales of Embedded Systems since September 2018. Prior to joining our company, Mr. Lovit served as the Senior Vice President of Worldwide Sales at Echelon Corporation, a pioneer in the development of open-standard networking platforms, from September 2017 to September 2018. Prior to that, Mr. Lovit served as the Senior Vice President of Global Sales & Services at Procera Networks, now Sandvine Corporation, a networking equipment company, from September 2014 to April 2017. Mr. Lovit has held executive sales leadership roles at 3Com, Paradyne Corporation, Skystream Networks, Ericsson Broadcast and Media Services, Bivio Networks and Fortress Solutions. Mr. Lovit holds a B.S. degree in business administration from The Ohio State University.

        Chris Jodoin has served as our Vice President and General Manager of Embedded Systems since September 2018. Prior to joining our company, Mr. Jodoin served in various positions of increasing responsibility at Echelon Corporation since June 2012, and he served as Senior Vice President of Operations and Corporate Planning for Echelon Corporation from January 2016 to September 2018. Prior to that, Mr. Jodoin has held senior financial and operational roles with Inventiv Health, Hewlett Packard and 3Com Networks. Chris holds an M.B.A from Northeastern University and a bachelor's degree in economics from Boston College.

        Dermot Barry has served as our Vice President and General Manager of the ASIC and IP Division since May 2018. Prior to joining our company, Mr. Barry served in various positions at S3 ASIC Semiconductors Ltd. since July 2000, and he was the Vice President and General Manager of the

Silicon Division at S3 ASIC Semiconductors Ltd., a provider of analog, mixed-signal and radio frequency custom ASICs and IP cores from 2007 to April 2018. Prior to that, Mr. Barry held positions of increasing responsibility at Philips Research Laboratories from 1985 to 1994 and leadership roles at Cadence Design Systems from 1997 to 2000. Mr. Barry holds a B.S. degree in electronic engineering from University College Dublin.

        Seyed Attaran has served as our Vice President of World Operations since September 2018. Prior to joining our company, Mr. Attaran was the Vice President of Operations with MACOM from January 2017 to September 2018. Prior to that, Mr. Attaran held various operational and leadership positions with AppliedMicro, from 2012 to January 2017, where he was the Vice President of Manufacturing, Quality and Reliability Operations. Mr. Attaran also held various operational and leadership roles with PLX Technology, Genesis Microchip, and Sipex Corporation. Mr. Attaran holds a B.S. degree in natural sciences from the University of California, Davis.

        Sohrab Modi has served as our Chief Strategy Officer since September 2018. Prior to joining our company, Mr. Modi served in various positions of increasing responsibilities at Echelon Corporation since September 2014, and he was the Chief Technology Officer and Senior Vice President of Engineering for Echelon Corporation from February 2015 to September 2018. Prior to that, Mr. Modi held Vice President and Chief Technology Officer roles at both Futurewei Technologies, Inc. and Sun Microsystems. Mr. Modi has a B.S. degree in physics from the University of Mumbai, as well as a M.A. degree in computer science from Rochester Institute of Technology.

        David Aaron has served as our Vice President and General Counsel since August 2018. Prior to joining our company, he served as the Chief Legal Officer and Vice President of Business Development for Alien Technology, LLC, a manufacturer of Radio Frequency Identification products, from 2003 to August 2018. From 2000 to 2003, Mr. Aaron served as senior counsel to Sun Microsystems, Inc., a manufacturer of computer workstations, servers and software. Mr. Aaron holds a B.S. degree in commerce from Santa Clara University, as well as a J.D. degree from Santa Clara University School of Law.

EXECUTIVE COMPENSATION

        The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2018, 2017 and 2016. These executive officers, who include our principal executive officer and the two most highly-compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2018, were

  •
  Narbeh Derhacobian, our President, Chief Executive Officer and Director (our "CEO");

  •
  Ron Shelton, our Chief Financial Officer (our "CFO"); and

  •
  Tom Spade, our Vice President of Worldwide Sales.

We refer to these individuals as our "named executive officers."

Executive Compensation Tables

Summary Compensation Table

        The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Stock Awards(3)(5)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation	Total
Narbeh Derhacobian	2018	$360,000	—	$463,695	626,283	$47,237	—	$1,497,215
President and	2017	360,000	1,333	213,125	285,450	161,116	—	1,021,024
Chief Executive	2016	360,000	—	—	—	28,035	—	388,035
Officer
Ron Shelton	2018	$300,000	—	$161,505	257,015	$39,365	—	757,885
Chief Financial	2017	300,000	—	177,602	237,875	136,154	—	851,631
Officer	2016	300,000	—	—	—	24,938	—	324,938
Tom Spade	2018	$270,000	—	$129,501	$112,990	90,900	—	603,391
Vice President,	2017	270,000	—	86,064	115,270	191,250	—	662,584
Worldwide Sales	2016	270,000	—	—	9,240	40,500	—	319,740

(1)
Represents cash bonuses under our Patent Award Plan which rewards employees for invention of patentable ideas approved by the Patent Award Committee.

(2)
The amounts reported in this column represent the aggregate grant date fair value of stock options granted to our named executive officers during 2018, 2017 and 2016 as computed in accordance with Accounting Standards Codification Topic 718 ("ASC 718"), but without regard to forfeitures. For information on the valuation assumptions with respect to stock option grants, refer to Note 10 to our Consolidated Financial Statements under Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018. The amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the stock options.

(3)
The amounts reported in this column represent the aggregate grant date fair value of restricted stock units granted to our named executive officers for the periods indicated as computed in accordance with ASC 718 and as further described in Note 10 to our Consolidated Financial Statements under Part II, Item 8 of Annual Report on Form 10-K for the year ended December 31, 2018. The amounts reported in this column reflect the accounting cost for restricted stock units, and do not correspond to the actual economic value that may be received by our named executive officers from the restricted stock units.

(4)
The amounts in this column represent total performance-based bonuses under our 2018 Bonus Plan earned for services rendered in the applicable period. See the "2018 Incentive Bonuses" below for information on awards made under our 2018 Executive Officer Incentive Bonus Plan.

(5)
Includes the aggregate grant date fair value, computed in accordance with ASC 718 of performance-based restricted stock units ("PRSUs") awarded during 2018. The PRSUs are based on a one-year performance period from April 2, 2018 to March 31, 2019 and conditioned on (x) achievement of financial performance goals and (y) the average closing price per share of common stock for the 30 consecutive trading days prior to and including March 29, 2019 meeting or exceeding a pre-established price per share, as adjusted for any cumulative appreciation of the

  Nasdaq Composite Index over the performance period. The stock price performance condition of these awards constitutes a "market condition" under ASC 718 because the vesting is tied to a calculated stock return and therefore, the PRSUs constitute a performance grant with market conditions under Topic 718. Consistent with ASC 718, the full grant date fair value for the entire twelve-month performance period is included in the amounts shown for the year of grant and was determined for both the stock return condition and the financial performance condition using a Monte Carlo simulation option pricing model ("Monte Carlo model") on the date the PRSUs were awarded.

The table below sets forth the grant date fair value determined in accordance with ASC 718 for the award using the Monte Carlo model. Consistent with ASC 718, the full grant date fair value for the entire twelve-month performance period is included in the amounts shown for the year of grant and was determined using a Monte Carlo simulation model.

Name	Fiscal Year	Grant Date	Market-Related Component Grant Date Fair Value ($)
Narbeh Derhacobian	2018	4/24/2018	$290,167
Ron Shelton	2018	4/24/2018	139,940
Tom Spade	2018	4/24/2018	19,119

2018 Incentive Bonuses

        2018 Executive Officer Incentive Bonus Plan.    In April 2018, our compensation committee approved a bonus plan for 2018 ("Bonus Plan") for our named executive officers, with target bonus amounts thereunder of 35% of 2017 annual base salary for Mr. Derhacobian and Mr. Shelton and 67% for Mr. Spade (each, the "on-target bonus payment"). Under the Bonus Plan, following completion of 2018, participants were eligible to receive a bonus equal to the applicable on-target bonus payment multiplied by the Bonus Multiplier (as defined below), in each case based on attainment of performance objectives derived from our financial plan for 2018 and the non-financial management and business objectives ("MBOs") established for each participant by our compensation committee. The "Bonus Multiplier" (which may be less than or more than 100%) is calculated as follows:

        ((Financial objective weighting × (Financial objective performance percentage)) + MBO performance percentage

        Performance objectives included achievement of financial goals and MBOs, which were weighted at 70% for Mr. Derhacobian and Mr. Shelton and 65% for Mr. Spade, respectively, with the balance weighting percentage allocated to MBOs (which in the aggregate may not exceed 100% of such percentage). The financial objectives for all are expressed in terms of revenue, gross margin, and adjusted EBITDA (as defined in our earnings release) and are measured independently and weighted at target level at 35% (53.8% maximum), 35% (53.8% maximum) and 30% (48.8% maximum), respectively. Specific MBOs for each participant were established by our compensation committee to align with our operational and strategic objectives and participant's area of responsibility. Following the end of 2018, our compensation committee reviewed the achievement of Mr. Derhacobian's, Mr. Shelton's, and Mr. Spade's objectives and approved the cash incentive amount earned by them, each as described in the "Non-Equity Incentive Plan Compensation" column of Summary

Compensation Table. The table below sets forth the bonus calculation for the Bonus Multiplier for each named executive officer under the Bonus Plan:

Name	Financial Performance Percentage	MBO Performance Percentage	Bonus Target (Percent of Base Salary)
Narbeh Derhacobian	70%	30%	35%
Ron Shelton	70	30	35
Tom Spade	65	35	67

2018 Equity Award

        In addition, on April 24, 2018, we granted Mr. Derhacobian, Mr. Shelton and Mr. Spade 39,777, 13,855 and 11,109 restricted stock units, respectively. Each of these restricted stock units vests quarterly over four years, beginning on June 30, 2018. Also, effective April 24, 2018, our compensation committee approved grants of PRSUs under our 2015 Equity Incentive Plan to each of our named executive officers for the following target number of shares of common stock ("target shares"): 58,977 shares for Mr. Derhacobian; 28,443 shares for Mr. Shelton; and 3,886 shares for Mr. Spade. The target shares shall become earned under the PRSUs only if (x) our financial performance meets or exceeds all three of the goals for our revenue, gross profit and EBITDA contained in our financial plan for 2018 and (y) the average closing price per share of common stock for the 30 consecutive trading days prior to and including March 29, 2019 meets or exceeds a pre-established price per share, as adjusted for any cumulative appreciation of the Nasdaq Composite Index from April 2, 2018 to March 31, 2019. If any target shares become earned ("earned shares") as a result of achievement of all of the performance metrics described above, then 20% of the earned shares shall vest on the date that our compensation committee determines the actual achievement of the performance metrics and the remainder will vest in equal quarterly installments on June 30, 2019 and at the end of each of the next seven quarters thereafter until all of the earned shares have completed vested. If we fail to meet or exceed any of the performance metrics described above, then no shares will be earned under the awards and all shares will be forfeited under the awards. Subject to certain exceptions, the awards shall vest, if at all, only following the end of March 31, 2019, and the executive officers must be employed by us at the time of vesting for the award to vest.

2018 Outstanding Equity Awards at Fiscal Year-End Table

        The following table presents, for each of our named executive officers, information regarding outstanding stock options and stock awards held as of December 31, 2018.

	Option Awards							Restricted Stock Awards
Name	Option Awards Grant Date of Option Award		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)(1)	Stock Awards Option Expiration Date	Stock Awards— Number of Shares of Units of Stock That have Not Vested (#)		Stock Awards— Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards— Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards— Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Narbeh Derhacobian	5/11/2010	(2)	4,545	—	(3)	1.65	5/10/2020
	12/14/2010	(2)	121	—	(3)	1.65	12/13/2020
	12/13/2011	(2)	45	—	(3)	1.65	12/12/2021
	6/18/2013	(2)	20,181	—	(3)	1.65	6/17/2023
	8/11/2014	(2)	40	—	(4)	1.65	8/10/2024
	10/14/2014	(2)	50	—	(4)	1.65	10/13/2024
	4/29/2015	(2)	4,545	—	(3)	3.30	4/28/2025
	4/29/2015	(2)	50	—	(4)	3.30	4/28/2025
	9/29/2015	(2)	30	—	(4)	10.00	9/28/2025
	3/10/2017	(2)	34,340	48,078	(6)	3.55	3/9/2027
	4/1/2017							37,500	(2)(7)	165,000	27,000	(11)	118,800
	4/24/2018	(2)(9)	10,759	75,316		8.45	4/23/2018	34,805	(2)(9)	153,142	58,977	(12)	259,499
Ron Shelton	2/7/2012	(2)	1,393	—	(3)	1.65	2/6/2022
	6/18/2013	(2)	84,954	—	(3)	1.65	6/17/2023
	4/29/2015	(2)	13,636	—	(3)	3.30	4/28/2025
	3/10/2017	(2)	11,446	57,235	(6)	3.55	3/9/2027
	4/1/2017							31,250	(2)(7)	137,500	22,500	(11)	241,875
	4/24/2018	(2)(9)	3,747	26,233		8.45	4/23/2028	12,124	(2)(9)	53,346	28,443	(12)	125,149
Tom Spade	12/16/2014		40,727	0		1.65	12/15/2024
	9/29/2015		7,527	1,745	(5)	0.00	9/28/2025
	3/10/2017		13,867	19,415	(6)	3.55	3/9/2017
	2/9/2016							387	(10)	1,703
	4/1/2017							15,144	(13)	66,634	10,904	(11)	47,978
	4/24/2018	(9)	3,004	21,035		8.45	4/23/2028	9,721	(9)	42,772	3,886	(12)	17,098

(1)
Represents the fair market value of a share of our common stock, as determined by our board of directors, on the option's grant date

(2)
The stock option, restricted stock unit award or PRSU is subject to 100% accelerated vesting (in the cash of PRSUs "at target") upon a qualifying termination of the executive's employment with us within three months prior to or within 12 months after a change of control. See "—Potential Payments upon Termination or Change in Control below.

(3)
Fully vested as of the grant date.

(4)
The option vested or vests over a two-year period as follows: 1/24th of the shares of our common stock underlying the option vest each month following the grant date.

(5)
The option or restricted stock unit vests over a four-year period as follows: 25% of the shares of our common stock underlying the award vest on the first anniversary of the date of grant and, thereafter, the remaining shares of our common stock underlying the options vest in 36 equal monthly installments over the next three years.

(6)
Each of these stock options vests in 48 equal monthly installments beginning on May 1, 2017 until such time as the option is fully vested.

(7)
Each of these restricted stock units vests quarterly over four years, beginning on July 1, 2017.

(8)
Represents the fair market value of the unvested restricted stock units as of December 29, 2017 and assumes the fair market value of our common stock was $6.45 per share, the closing price of our common stock on December 29, 2017.

(9)
These stock options and restricted stock units vest quarterly over 4 years beginning April 24, 2018.

(10)
These restricted stock units vest 25% after 1 year with remainding 75% vesting quarterly in equal installments over the following 3 years.

(11)
The compensation committee of our board of directors determined that the performance criteria had been met and that these awards had been earned. As a result, 20% of these earned shares vested on April 1, 2018 with the remaing 80% vesting quarterly in 8 equal installments beginning on June 30, 2018.

(12)
If the compensation committee of our board or directors determines that the performance criterion has been met then 20% of these earned shares vested on April 1, 2019 with the remaing 80% vesting quarterly in 8 equal installments beginning on June 30, 2019.

(13)
50% of these restriced stock units vest on April 1, 2018 with the remaining 50% vesting in equal installments over the next 4 quarters.

Employment Agreements, Offer Letters and Arrangements

        The employment of our named executive officers is at will and may be terminated at any time, with or without formal cause. As discussed in "—Potential Payments Upon Termination or Change in Control" below, our named executive officers are entitled to severance pay and other benefits under certain circumstances. The annual base salary and on-target bonus amount of each of our named executive officers as of December 31, 2018 are as follows:

Name	Annual Base Salary	On-Target Bonus	Bonus Plan
Narbeh Derhacobian	$360,000	$126,000	2018 Executive Officer Incentive Bonus Plan
Ron Shelton	$300,000	$105,000	2018 Executive Officer Incentive Bonus Plan
Tom Spade	$270,000	$180,900	2018 Executive Officer Incentive Bonus Plan

Potential Payments Upon Termination or Change in Control

        Pursuant to the terms of agreements with these executive officers, we have agreed to provide the following benefits to each of them if the executive officer is subject to a "Qualifying Termination" (as such term is defined in the agreements):

  •
  payment of his base salary for 12 months in the case of Mr. Derhacobian and Mr. Shelton and six months in the case of Mr. Spade in the event the Qualifying Termination does not constitute a CIC qualifying termination (as defined below). In the event the Qualifying Termination occurs within three months prior to or within 12 months after a qualifying change in control of our company (a "CIC qualifying termination"), his base salary and target bonus for 12 months in the case of Mr. Derhacobian and Mr. Shelton, and his base salary for 6 months and the pro-rated portion of his annual target bonus in the case of Mr. Spade;

  •
  payment of the monthly benefits premium under COBRA for up to 12 months in the case of Mr. Derhacobian and Mr. Shelton and six months in the case of Mr. Spade in the event of a qualifying termination at any time; and

  •
  full acceleration of vesting with respect to all unvested equity awards (including performance-based equity awards "at target") in the event the qualifying termination occurs within three months prior to or within 12 months after a qualifying change in control of our company.

        These agreements provide for three-year terms, subject to automatic renewal under certain circumstances, and supersede our prior agreements with the named executive officers.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table presents information as of December 31, 2018 with respect to compensation plans under which shares of our common stock may be issued. The category "Equity compensation plans approved by security holders" in the table below consists of the 2007 Equity Incentive Plan, 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	3,020,395	(1)	$4.63	(2)	459,453	(3)
Equity compensation plans not approved by security holders	1,239,423	(4)	8.11		—

Total	4,259,818				459,453

(1)
Excludes purchase rights accruing under the 2015 Employee Stock Purchase Plan and includes 930,163 shares subject to outstanding RSUs and 224,817 shares subject to outstanding PRSUs.

(2)
The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs and PRSUs have no exercise price.

(3)
Includes 362,938 shares that remain available for purchase under the 2015 Employee Stock Purchase Plan and excludes 465,922 shares of common stock that are subject to outstanding awards under the 2007 Equity Incentive Plan. Any such shares of common stock that are subject to outstanding awards under the 2007 Equity Incentive Plan that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be available for future grant and issuance under the 2015 Equity Incentive Plan. In addition, the number of shares reserved for issuance under our 2015 Equity Incentive Plan will increase automatically on the first day of January of each of 2016 through 2025 by the number of shares equal to 4% of the total outstanding shares of our common stock as of the immediately preceding December 31. Similarly, the number of shares reserved for issuance under our 2015 Employee Stock Purchase Plan will increase automatically on the first day of January of each of 2016 through 2025 by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 (rounded to the nearest whole share).

(4)
Represents warrants granted as compensation for capital lease or financing transactions to commercial lenders.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

        From January 1, 2018 to the present, there have been no transactions, and there are currently no proposed transactions, in which the amount involved exceeds $120,000 to which we or any of our subsidiaries was (or is to be) a party and in which any director, director nominee, executive officer, holder of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had (or will have) a direct or indirect material interest, except for payments set forth under "Proposal No. 1" and "Executive Compensation" above.

Policies and Procedures for Related-Party Transactions

        We have adopted a written related-person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related-person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, we expect that our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction.

 REPORT OF THE AUDIT COMMITTEE

        The information contained in the following report of Adesto's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by Adesto under the Exchange Act or the Securities Act unless and only to the extent that Adesto specifically incorporates it by reference.

        The audit committee has reviewed and discussed with Adesto's management and BPM LLP the audited consolidated financial statements of Adesto for the year ended December 31, 2018. The audit committee has also discussed with BPM LLP the matters required to be discussed pursuant to applicable auditing standards.

        The audit committee has received and reviewed the written disclosures and the letter from BPM LLP required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with BPM LLP its independence from Adesto.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Adesto's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Kevin Palatnik, Chair Francis Lee Nelson Chan

 ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

        Our bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Adesto Technologies Corporation, 3600 Peterson Way, Santa Clara, California 95054, Attn: Corporate Secretary.

        To be timely for the 2020 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of Adesto not earlier than 5:00 p.m. Pacific Time on February 20, 2020 and not later than 5:00 p.m. Pacific Time on March 21, 2020. A stockholder's notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our bylaws.

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2020 annual meeting must be received by us not later than January 1, 2020 in order to be considered for inclusion in our proxy materials for that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to us. We believe that all Section 16(a) filing requirements were met in fiscal 2018, except that: on December 27, 2018, a Form 4 covering the exercise of stock options on August 14, 2018, was filed late for Ron Shelton, on March 4, 2018, a Form 4 covering the sale of stock on February 9, 2018, to cover taxes due upon vesting was filed late for Gideon Intrater, on July 31, 2018, a Form 4 covering the grant of restricted stock units on June 19, 2018, was filed late for Nelson Chan, Keith Crandel, Francis Lee and Kevin Palatnik.

Available Information

        This proxy statement incorporates documents by reference which are not presented herein or delivered herewith. Reference should be made to our 2018 Annual Report on Form 10-K, filed with the SEC on March 13, 2019, as portions of that document are incorporated herein by reference. We will mail without charge, upon written request, a copy of our 2018 Annual Report on Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
Adesto Technologies Corporation
3600 Peterson Way
Santa Clara, California 95054

        The 2018 Annual Report on Form 10-K is also available at http://ir.adestotech.com.

"Householding"—Stockholders Sharing the Same Last Name and Address

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

        This year, a number of brokers with account holders who are Adesto stockholders will be "householding" our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare, either by calling toll-free (877) 373-6374, or by writing to Computershare, Householding Department, P.O. Box 43078, Providence, RI, 02940-3078.

        Upon written or oral request, we will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or email our Investor Relations department at 3600 Peterson Way, Santa Clara, California 95054, Attn: Investor Relations, email address sheltonir@sheltongroup.com.

        Any stockholders who share the same address and currently receive multiple copies of our annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or email address listed above.

OTHER MATTERS

        The board of directors does not presently intend to bring any other business before the meeting and, so far as is known to the board of directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:59 a.m., Central Time, on June 4, 2019. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/IOTS delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IOTS Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Class I Director 01 - Keith Crandell Mark here to vote FOR the nominee Mark here to WITHHOLD vote from the nominee 01 For All EXCEPT - To withhold a vote for the nominee, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain 2. Ratification of the appointment of BPM LLP as the independent registered public accounting firm for fiscal year ending December 31, 2019. NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 7 8 7 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 0328AC MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR the nominee listed and FOR Proposal 2. Annual Meeting Proxy Card1234 5678 9012 345

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Adesto Technologies Corporation Stockholders June 4, 2019 9:00 a.m. Local Time 3600 Peterson Way Santa Clara, California 95054 Upon arrival, please present this admission ticket and photo identification at the registration desk. Directions: From San Francisco: Use US-101 South, take exit 394 onto Lawrence Expressway, turn left onto Oakmead Parkway, turn left onto Lakeside Drive and turn right onto Peterson Way. From San Jose: Use US-101 North, take exit 393 onto Bowers Avenue, turn right onto Augustine Drive, turn right onto Lakeside Drive, turn left onto Tannery Way and turn right onto Peterson Way. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Stockholders 3600 Peterson Way, Santa Clara, CA 95054 Proxy Solicited by Board of Directors for Annual Meeting – June 4, 2019 Narbeh Derhacobian and Ron Shelton, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Adesto Technologies Corporation to be held on June 4, 2019 or at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposal 2. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy – Adesto Technologies Corporation Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IOTS